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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS RECORD NON-GAAP THIRD-QUARTER 2022 DILUTED EPS

FINANCIAL RESULTS

●
Net sales of $3.1 billion decreased 3.5% compared with the third-quarter 2021;

internal sales increased 6.8%
in local currencies when excluding sales of PPE and COVID-19 test kits
●
GAAP diluted EPS of $1.09 compared with third-quarter 2021 GAAP diluted

EPS of $1.15
●
Non-GAAP diluted EPS of $1.15 compared with third-quarter 2021 non-GAAP diluted EPS of $1.10
● Full-year 2022 non-GAAP diluted EPS guidance of $4.79 to $4.87
MELVILLE, N.Y.,

November 1, 2022 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported record non-GAAP financial results for the third
quarter ended September 24, 2022.
“Our financial results for the third quarter of 2022 reflect solid underlying growth across our business and in most
geographies. We grew our non-GAAP diluted EPS compared with the third quarter of 2021, despite currency headwinds

and
lower sales of personal protective equipment (PPE) and COVID-19 test kits,” said Stanley M. Bergman, Chairman of the
Board and Chief Executive Officer of Henry Schein.

“Today,

we are narrowing

our 2022 non-GAAP diluted EPS guidance
range, which reflects our confidence in the underlying strength and stability of our business. Overall, we feel very good about
the outlook for the company and remain highly focused on delivering on our BOLD+1 strategy, as we continue to increase
the sustainable profitability of the business.
“Internal growth in local currencies of global dental sales, excluding PPE,

was good.

Consumable merchandise
growth, excluding PPE, was solid, and we were especially pleased with excellent growth in our North America equipment
business and continued strength in our global equipment order book.
“Sales growth in local currencies in our Medical business continued

to be excellent during the third quarter when
excluding PPE and COVID-19 test kits, as we continue to deepen our relationships with existing large IDN customers while
nicely growing our other medical businesses.

Our focus on equipment, pharmaceutical products,

and point-of-care
diagnostics remain bright spots in this business.
“Our Technology & Value

-Added Services businesses had good underlying sales growth.

Henry Schein One once
again posted solid sales growth domestically and internationally,

driven by our Dentrix practice management software, and
our Dentrix Ascend and Dentally cloud-based solutions,” concluded

Mr. Bergman.

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Third-Quarter Financial Results
●
Total

net sales

for the quarter were $3.1 billion, a decrease of 3.5% compared with the third quarter of 2021. The
3.5% decrease included a 2.4%

decrease in local currencies excluding acquisitions,

1.8% growth from acquisitions
and a 2.9%

decrease related to foreign currency exchange
1
. Sales of PPE and COVID-19 test kits in the third quarter
were $244 million, which is $260 million lower than the prior-year period. When excluding sales of PPE and
COVID-19 test kits, our third-quarter internal sales growth in local currencies was 6.8% compared with the prior-
year period.
● GAAP net income

for the quarter was $150 million, or $1.09 per diluted share, compared with third-quarter 2021
GAAP net income of $162 million, or $1.15 per diluted share.
● Non-GAAP net income

for the quarter was $157 million, or $1.15 per diluted share, compared with third-quarter
2021 non-GAAP net income of $155 million, or $1.10 per diluted share
2
.
●
Integration and restructuring expenses for the quarter were $10 million pre-tax,

or $0.05 per diluted share.

● Global Dental sales

were $1.8 billion for the quarter, a decrease of 2.1% compared with the prior-year period.
Internally generated sales increased 1.2% in local currencies and acquisitions contributed 1.4% growth. This growth
was offset by a 4.7% decrease related to foreign currency exchange. The 1.2%

internal sales increase in local
currencies reflects a 0.1%

decrease in North America and 3.3% growth internationally.

● Global Dental consumable merchandise internal sales decreased by 0.8% in local currencies. Excluding sales of PPE, internal sales growth was 5.1% in local currencies. Global Dental equipment internal sales growth

was 8.0% in local currencies.
●
North America dental consumable merchandise internal sales decreased

3.6% in local currencies,
and increased 3.8% when excluding sales of PPE. North America dental equipment internal sales
increased 12.8% in local currencies.

●
International dental consumable merchandise internal sales increased

3.9% in local currencies, and
increased 6.9% when excluding sales of PPE. International dental equipment internal sales increased
1.4% in local currencies.
● Global Medical sales

were $1.1 billion for the quarter, a decrease of 6.7% compared with the prior-year period.
Internally generated sales decreased 8.8% in local currencies and acquisitions contributed 2.4% growth, while foreign
currency exchange resulted in a decrease of 0.3%. Internal sales increased

9.3% in local currencies when excluding
sales of PPE and COVID-19 test kits.
1
See Exhibit A for details of sales growth.
2
See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.

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●
Global Technology and Value

-Added Services sales

were $176 million for the quarter, an increase of 3.8%
compared with the prior-year period,

driven by the strength of Henry Schein One.

This included 4.2% internal sales
growth in local currencies and 1.4% growth from acquisitions,

offset by a 1.8% decline related to foreign currency
exchange.

Year

-to-Date Financial Results
●
Total

net sales

for the first nine months of 2022 were $9.3 billion, an

increase of 2.3% compared with the first nine
months of 2021. The 2.3%

increase included 2.4%

internal growth in local currencies excluding acquisitions and
2.1% growth from acquisitions,

offset by a 2.2% decrease related to foreign currency exchange.

Sales of PPE and
COVID-19 test kits for the first nine months were $991 million, which is $344 million lower than in the prior-year
period. When excluding sales of PPE and COVID-19 test kits, our internal sales growth for the first nine months of
2022 in local currencies was 7.3% compared with the prior-year period.
● GAAP net income
for the first nine months of 2022 was $491 million, or $3.55 per diluted share, compared with
GAAP net income for the first nine months of 2021 of $484 million, or

$3.40 per diluted share.

● Non-GAAP net income

for the first nine months of 2022 was $498

million, or $3.60 per diluted share, compared
with non-GAAP net income for the first nine months of 2021 of $490 million,

or $3.45 per diluted share
2
.
Stock Repurchase Plan
During the third quarter of 2022, the Company repurchased

approximately 1.2 million shares of its common stock at
an average price of $76.42 per share, for a total of $90.5 million. The impact of the repurchase of shares on third-quarter
diluted EPS was immaterial. At quarter-end, Henry Schein had approximately

$400 million authorized and available for
future stock repurchases.
Financial Guidance
Henry Schein today provided guidance for 2022 non-GAAP

diluted EPS. Guidance for 2022 GAAP diluted EPS is
not being provided at this time.
Guidance for 2022 is for completed or previously announced acquisitions and does not include potential future
acquisitions or integration and restructuring expenses. Guidance also assumes that foreign currency exchange rates will
remain generally consistent with current levels, end markets will remain consistent with current market conditions and that
there are no material adverse market changes associated with COVID-19.
●
Full-year 2022 non-GAAP diluted EPS attributable to Henry Schein, Inc.

is expected to be $4.79 to $4.87 excluding
integration and restructuring charges,

reflecting growth of 6% to 8% compared with 2021 non-GAAP

diluted EPS of
$4.52, and growth of 7.5% to 9.5% compared with 2021 GAAP

diluted EPS of $4.45.

●
Full-year 2022 sales growth is expected to be approximately 1.5%

to 2.5% over 2021. This compares with previous
guidance of 3% to 6% growth over 2021 and mainly reflects a strengthening US dollar and lower PPE sales.

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●
Full-year 2022 sales of COVID-19 test kits are expected to decrease 25% to 30%

from 2021,

consistent with prior
guidance, and full-year 2022 sales of PPE are expected to decrease

30% to 35% from 2021.

On a combined basis,
full-year 2022 sales of PPE and COVID-19 test kits are expected to be approximately 30% lower than in 2021.
● Reaffirming expectations for full-year 2022 non-GAAP operating margin expansion of 20-25 basis points over 2021 non-GAAP operating margin.
We intend to issue 2023 financial guidance with our fourth quarter earnings results.
Adjustments to 2022 GAAP Diluted EPS
The Company is providing guidance for 2022 diluted EPS on a non-GAAP basis, as noted above.

Although the
Company had previously provided guidance for 2022 diluted EPS prepared on a GAAP basis, it is no longer providing such
guidance or a reconciliation of its 2022 non-GAAP guidance to the Company’s projected 2022 diluted EPS prepared on

a
GAAP basis. This is because the Company is unable to provide without unreasonable effort an estimate

of integration and
restructuring costs related to an ongoing initiative to drive operating efficiencies,

including the corresponding tax effect that
will be included in the Company’s 2022 diluted EPS prepared

on a GAAP basis. The inability to provide this reconciliation is due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact and timing of related
costs.

Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.

Third-Quarter 2022 Conference Call Webcast and Presentation
The Company will hold a conference call to discuss third-quarter 2022 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts. In addition, a replay will be available beginning shortly after the call has ended for a
period of one week.

The Company will be posting slides that provide a summary of its third-quarter

2022 financial results on its website
at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx

About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With approximately 22,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.

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Henry Schein operates through a centralized and automated distribution network, with a selection of more than
120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional
products available as special-order items.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 32 countries and territories. The Company's sales reached

$12.4 billion in 2021, and
have grown at a compound annual rate of approximately 12.5 percent since Henry

Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and Twitter.com/HenrySchein

.

Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements.

These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange

Commission, or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations. Forward
looking statements include the overall impact of the Novel Coronavirus Disease

2019 (COVID-19) on the Company, its
results of operations, liquidity and financial condition (including any estimates of the impact on these items), the rate and
consistency with which dental and other practices resume or maintain normal operations in the United States and
internationally, expectations regarding personal protective equipment (“PPE”) and COVID-19 related product sales and inventory levels, whether additional resurgences or variants of the virus will adversely impact the resumption of normal
operations, whether supply chain disruptions will adversely impact our business, the impact of integration and restructuring
programs as well as of any future acquisitions, general economic conditions including exchange rates, inflation and recession,
and more generally current expectations regarding performance in current and future periods.

Forward looking statements
also include the (i) ability of the Company to have continued access to a variety of COVID-19 test types, expectations
regarding COVID-19 test sales, demand and inventory levels, as well as the efficacy or relative efficacy of the test results
given that the test efficacy has not been, or will not have been, independently verified under normal FDA procedures,

and (ii)
potential for the Company to distribute the COVID-19 vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19 and any variants thereof, as well as other disease outbreaks, epidemics, pandemics, or similar wide-spread public health concerns and other natural disasters; our dependence on third
parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new
products (particularly technology products) and technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; financial and tax risks associated with acquisitions, dispositions and joint ventures; certain
provisions in our governing documents that may discourage third-party acquisitions of us; effects of a highly competitive
(including, without limitation, competition from third-party online commerce sites) and consolidating market; the repeal or
judicial prohibition on implementation of the Affordable Care Act; changes in the health care industry; risks from expansion
of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other
service issues with our third-party shippers; general global and domestic macroeconomic and political conditions, including
inflation, deflation,

recession, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign
currencies and changes to other economic indicators,

international trade agreements, potential trade barriers and terrorism;

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failure to comply with existing and future regulatory requirements;

risks associated with the EU Medical Device Regulation;
failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with
laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in
electronic health records or transmissions; changes in tax legislation;

risks related to product liability, intellectual property
and other claims; litigation risks; new or unanticipated litigation developments and the status of litigation matters; risks
associated with customs policies or legislative import restrictions; cyberattacks or other privacy or data security breaches;
risks associated with our global operations; our dependence on our senior management, employee hiring and retention, and
our relationships with customers, suppliers and manufacturers; and disruptions in financial markets.

The order in which these
factors appear should not be construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.

Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results.

We undertake no duty and have no obligation to update forward-looking statements except as required by law.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedules attached to the
press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 845-2802
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5963

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended Nine Months Ended
September 24, September 25, September 24, September 25,
2022 2021 2022 2021
Net sales

$ 3,067 $ 3,178 $ 9,276 $ 9,070
Cost of sales

2,153 2,266 6,444 6,376
Gross profit

914 912 2,832 2,694
Operating expenses:
Selling, general and administrative

648 657 2,010 1,906
Depreciation and amortization 45 44 137 133
Restructuring and integration costs 10 - 10 4
Operating income 211 211 675 651
Other income (expense):
Interest income

4 2 9 5
Interest expense

(11) (7) (27) (20)
Other, net

1 - 1 1
Income before taxes, equity in earnings of affiliates
and noncontrolling interests 205 206 658 637
Income taxes (46) (50) (155) (154)
Equity in earnings of affiliates

3 6 12 18
Gain on sale of equity investment - 7 - 7
Net income 162 169 515 508
Less: Net income attributable to noncontrolling interests (12) (7) (24) (24)
Net income attributable to Henry Schein, Inc. $ 150 $ 162 $ 491 $ 484
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 1.10 $ 1.16 $ 3.59 $ 3.44
Diluted

$ 1.09 $ 1.15 $ 3.55 $ 3.40
Weighted-average common

shares outstanding:
Basic

135,608,678 139,377,237 136,731,413 140,661,182
Diluted

137,084,049 141,079,337 138,488,254 142,178,702
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
September 24, December 25,
2022 2021
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 123 $ 118
Accounts receivable, net of reserves of $63 and $67 1,507 1,452
Inventories, net 1,818 1,861
Prepaid expenses and other

509 413
Total current assets

3,957 3,844
Property and equipment, net

354 366
Operating lease right-of-use assets 319 325
Goodwill

2,870 2,854
Other intangibles, net

635 668
Investments and other 399 424
Total assets

$ 8,534 $ 8,481
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 957 $ 1,054
Bank credit lines

107 51
Current maturities of long-term debt

4 11
Operating lease liabilities 72 76
Accrued expenses:
Payroll and related

330 385
Taxes

127 137
Other

549 593
Total current liabilities

2,146 2,307
Long-term debt

934 811
Deferred income taxes

37 42
Operating lease liabilities 271 268
Other liabilities

338 377
Total liabilities

3,726 3,805
Redeemable noncontrolling interests

563 613
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
135,258,887 outstanding on September 24, 2022 and
137,145,558 outstanding on December 25, 2021 1 1
Additional paid-in capital - -
Retained earnings

3,922 3,595
Accumulated other comprehensive loss

(312) (171)
Total Henry Schein, Inc. stockholders' equity 3,611 3,425
Noncontrolling interests 634 638
Total stockholders' equity

4,245 4,063
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 8,534 $ 8,481

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions, unaudited)
Three Months Ended Nine Months Ended
September 24, September 25, September 24, September 25,
2022 2021 2022 2021
Cash flows from operating activities:
Net income $ 162 $ 169 $ 515 $ 508
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization

52 52 160 151
Gain on sale of equity investment - (10) - (10)
Stock-based compensation expense 17 28 44 58
Provision for (benefit from) losses on trade and other accounts receivable

2 (5) 2 (9)
Benefit from deferred income taxes (5) (7) (20) (1)
Equity in earnings of affiliates (3) (6) (12) (18)
Distributions from equity affiliates

2 4 12 15
Changes in unrecognized tax benefits 2 - 1 (6)
Other

(12) (3) (25) -
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

(114) (185) (93) (83)
Inventories

(13) (84) (9) (208)
Other current assets

(59) 45 (96) (41)
Accounts payable and accrued expenses

67 213 (131) 77
Net cash provided by operating activities 98 211 348 433
Cash flows from investing activities:
Purchases of fixed assets

(24) (17) (67) (49)
Payments related to equity investments and business acquisitions, net of cash acquired

(120) (119) (127) (415)
Proceeds from sale of equity investments - 10 - 10
Proceeds from (payments for) loan to affiliate 3 (4) 9 (6)
Other

(11) (8) (26) (19)
Net cash used in investing activities

(152) (138) (211) (479)
Cash flows from financing activities:
Net change in bank borrowings

21 (7) 51 (13)
Proceeds from issuance of long-term debt

165 - 165 200
Principal payments for long-term debt

(1) (2) (58) (122)
Debt issuance costs - (2) - (2)
Proceeds from issuance of stock upon exercise of stock options

- - 2 -
Payments for repurchases and retirement of common stock

(90) (50) (200) (251)
Payments for taxes related to shares withheld for employee taxes (1) - (30) (7)
Distributions to noncontrolling shareholders (6) (5) (18) (9)
Acquisitions of noncontrolling interests in subsidiaries

(14) (49) (33) (50)
Net cash provided by (used in) financing activities 74 (115) (121) (254)
Effect of exchange rate changes on cash and cash equivalents (5) (6) (11) (2)
Net change in cash and cash equivalents 15 (48) 5 (302)
Cash and cash equivalents, beginning of period

108 167 118 421
Cash and cash equivalents, end of period

$ 123 $ 119 $ 123 $ 119

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Exhibit A - Third Quarter Sales
Henry Schein, Inc.
2022 Third Quarter
Sales Summary
(in millions)
(unaudited)
Q3 2022 over Q3 2021
Global Q3 2022 Q3 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 1,369 $ 1,418 -3.5% -4.5% 1.0% 1.8% -0.8%
Dental Equipment 416 405 2.6% -5.7% 8.3% 0.3% 8.0%
Total Dental 1,785 1,823 -2.1% -4.7% 2.6% 1.4% 1.2%
Medical 1,106 1,185 -6.7% -0.3% -6.4% 2.4% -8.8%
Total Health Care Distribution 2,891 3,008 -3.9% -2.9% -1.0% 1.7% -2.7%
Technology and value-added services 176 170 3.8% -1.8% 5.6% 1.4% 4.2%
Total Global $ 3,067 $ 3,178 -3.5% -2.9% -0.6% 1.8% -2.4%
North America Q3 2022 Q3 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 865 $ 878 -1.6% -0.3% -1.3% 2.3% -3.6%
Dental Equipment 266 237 12.8% -0.4% 13.2% 0.4% 12.8%
Total Dental 1,131 1,115 1.5% -0.3% 1.8% 1.9% -0.1%
Medical 1,088 1,162 -6.3% 0.0% -6.3% 2.4% -8.7%
Total Health Care Distribution 2,219 2,277 -2.5% -0.1% -2.4% 2.1% -4.5%
Technology and value-added services 155 149 4.1% 0.0% 4.1% 1.6% 2.5%
Total North America $ 2,374 $ 2,426 -2.1% -0.1% -2.0% 2.1% -4.1%
International Q3 2022 Q3 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 504 $ 540 -6.5% -11.2% 4.7% 0.8% 3.9%
Dental Equipment 150 168 -11.6% -13.0% 1.4% 0.0% 1.4%
Total Dental 654 708 -7.7% -11.6% 3.9% 0.6% 3.3%
Medical 18 23 -25.1% -12.2% -12.9% 0.0% -12.9%
Total Health Care Distribution 672 731 -8.3% -11.7% 3.4% 0.6% 2.8%
Technology and value-added services 21 21 1.7% -14.8% 16.5% 0.0% 16.5%
Total International $ 693 $ 752 -8.0% -11.7% 3.7% 0.6% 3.1%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
2022 Third Quarter Year

-to-Date
Sales Summary
(in millions)
(unaudited)
Q3 2022 Year

-to-Date over Q3 2021 Year

-to-Date
Global Q3 2022 Q3 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 4,236 $ 4,347 -2.6% -3.2% 0.6% 1.2% -0.6%
Dental Equipment 1,230 1,177 4.5% -4.5% 9.0% 0.1% 8.9%
Total Dental 5,466 5,524 -1.1% -3.5% 2.4% 1.0% 1.4%
Medical 3,274 3,078 6.3% -0.3% 6.6% 3.3% 3.3%
Total Health Care Distribution 8,740 8,602 1.6% -2.3% 3.9% 1.8% 2.1%
Technology and value-added services 536 468 14.5% -1.4% 15.9% 7.4% 8.5%
Total Global $ 9,276 $ 9,070 2.3% -2.2% 4.5% 2.1% 2.4%
North America Q3 2022 Q3 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 2,610 $ 2,614 -0.2% -0.2% 0.0% 1.6% -1.6%
Dental Equipment 750 675 11.2% -0.3% 11.5% 0.1% 11.4%
Total Dental 3,360 3,289 2.2% -0.2% 2.4% 1.3% 1.1%
Medical 3,215 3,000 7.2% 0.0% 7.2% 3.4% 3.8%
Total Health Care Distribution 6,575 6,289 4.6% -0.1% 4.7% 2.3% 2.4%
Technology and value-added services 469 404 16.0% 0.0% 16.0% 8.5% 7.5%
Total North America $ 7,044 $ 6,693 5.2% -0.2% 5.4% 2.7% 2.7%
International Q3 2022 Q3 2021
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth
Dental Merchandise $ 1,626 $ 1,733 -6.2% -7.8% 1.6% 0.7% 0.9%
Dental Equipment 480 502 -4.5% -10.2% 5.7% 0.1% 5.6%
Total Dental 2,106 2,235 -5.8% -8.3% 2.5% 0.5% 2.0%
Medical 59 78 -25.3% -8.4% -16.9% 0.0% -16.9%
Total Health Care Distribution 2,165 2,313 -6.5% -8.3% 1.8% 0.5% 1.3%
Technology and value-added services 67 64 5.3% -9.8% 15.1% 0.0% 15.1%
Total International $ 2,232 $ 2,377 -6.1% -8.3% 2.2% 0.5% 1.7%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

###
Exhibit B
Henry Schein, Inc.
2022 Third Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
Third Quarter
Year

-to-Date
% %
2022 2021 Growth 2022 2021 Growth
Net income attributable to Henry Schein, Inc. $ 150 $ 162 (7.7) % $ 491 $ 484 1.5%
Diluted EPS attributable to Henry Schein, Inc. $ 1.09 $ 1.15 (5.2) % $ 3.55 $ 3.40 4.4%
Non-GAAP Adjustments
Restructuring and integration costs-Pre-tax (1) $ 10 $ - $ 10 $ 4
Income tax benefit for restructuring and integration costs (1) (3) - (3) (1)
Settlement and litigation costs - Pre-tax (2) - - - 14
Income tax benefit for settlement and litigation costs (2) - - - (4)
Gain on sale of equity investment (3) - (7) - (7)
Total

non-GAAP adjustments to net income
$ 7 $ (7) $ 7 $ 6
Non-GAAP adjustments to diluted EPS

0.05 (0.05) 0.05 0.04
Non-GAAP net income attributable to Henry Schein, Inc. $ 157 $ 155 1.5% $ 498 $ 490 1.8%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.15 $ 1.10 4.5% $ 3.60 $ 3.45 4.3%
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding

.

Earnings per share amounts may not sum due

to rounding.
(1)
Represents Q3 2022 and YTD 2022 restructuring costs of $9 million and integration costs of $1 million, net of $3 million tax benefit, resulting in an after-tax effect of $7 million.

Represents YTD 2021 restructuring costs of $4 million, net of $1 million tax benefit, resulting in an after-tax effect of $3 million.
(2)
Represents a YTD 2021 pre-tax charge of $16 million,

net of $2 million of noncontrolling interests, related to settlement and litigation costs, net of a tax benefit of $4 million, resulting in a net after-tax charge of $10 million.
(3)
In the third quarter of 2021 we received contingent proceeds of $10 million from the 2019 sale of Hu-Friedy resulting in the
recognition of an additional after-tax gain of $7 million.